SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

Date of Report :  October 19, 1998

(Date of earliest event reported)

Commission File No.:  333-38073


Merrill Lynch Mortgage Investors, Inc.
Mortgage Pass-Through Certificates, Series 1998-C2 Trust
(Exact name of registrant as specified in its charter)

New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)


52-2095927      52-2095931
52-2095929      52-2095933
(I.R.S. Employer Identification No.)

c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland                                                   21044
(Address of principal executive offices)                         (Zip Code)


(410) 884-2000
Registrant's Full Telephone Number


(Former name, former address and former fiscal year,
               if changed since last report)

ITEM 5.  Other Events

On October 19, 1998 a distribution was made to holders of Merrill Lynch Mortgage Investors, Inc. Mortgage Pass-Through Certificates, Series 1998-C2 Trust.


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description

(EX-99.1)      Monthly report  distributed  to holders of Mortgage  Pass-Through
               Certificates,  Series 1998-C2 Trust,  relating to the October 19,
               1998 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     Merrill Lynch Mortgage Investors, Inc.
            Mortgage Pass-Through Certificates, Series 1998-C2 Trust


October 28, 1998    by Norwest Bank Minnesota, N.A., as Trustee
                    /s/ Sherri J. Sharps, Vice President


                                 INDEX TO EXHIBITS



Exhibit Number                       Description

(EX-99.1)      Monthly report  distributed  to holders of Mortgage  Pass-Through
               Certificates,  Series 1998-C2 Trust,  relating to the October 19,
               1998 distribution